SUPPLEMENTAL FINANCIAL DATA Q2 2025

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2025, unless otherwise noted.

3 Second Quarter 2025 Results ■ Net loss from continuing operations1 of $(0.31) per common share ■ Distributable losses2 of $(0.14) per common share ■ Distributable losses before realized losses3 of $(0.10) per common share ■ Declared dividend of $0.125 per common share Performance ■ Total loan portfolio of $7.9 billion ■ Total loan originations4 of $532.1 million ■ Loan repayments and sales of $774.7 million ■ 60+ core delinquencies5 of 4.6% Loan Portfolio Capitalization ■ Book value per share of $10.44 per common share ■ 8.5 million shares repurchased at an average price of $4.41 and a BVPS impact of $0.31 ■ Total leverage of 3.5x and recourse leverage ratio6 of 1.5x Business Update ■ Completed the sale of the Company's residential mortgage banking segment ■ On July 21, 2025, the Company secured ownership of the Portland, OR mixed-use asset with a consensual deed-in-lieu ■ On August 6, 2025, the Company completed its first bulk sale of legacy bridge loans, selling $494 million of multi-family bridge assets, generating net proceeds of $85 million.

4 CRE Portfolio Review QTD INVESTMENT ROLL ($ in billions) COUNT10 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD CORE 1,381 5.62B 79M 5.42B 4.6% 2.32 8.1% 6.1% NON-CORE 53 912M 216M 695M 48.2% 3.66 2.4% 1.4% PORTLAND MIXED-USE 2 589M 135M 432M 100.0% 5.00 —% —% TOTAL 1,436 7.12B 430M 6.55B 15.5% 2.64 7.0% 5.3% LOAN VINTAGE ($ in billions) 1.1 1.9 1.8 0.3 0.3 0.1 0.3 0.3 0.4 Core Non-Core Portland Mixed-Use 2020 and prior 2021 2022 2023 2024 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 7.05 (0.60) 0.10 6.55 Beginning CV Sales/ Paydowns Originations Ending CV $6.0 $6.2 $6.4 $6.6 $6.8 $7.0 $7.2

5 CRE Core Portfolio Overview LOAN PRODUCT11 RISK RATINGCOLLATERAL MODIFICATION STATUS HISTORICAL LEVERED YIELD 12.8% 12.0% 10.8% 11.1% 10.9% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0% 5% 10% 15% QUARTERLY PORTFOLIO CREDIT MIGRATION Bridge 71% Fixed rate 14% Construction 8% Other 7% Multi-family 73% Industrial 7% Retail 6% Office 5% Mixed-use 3% Other 7% 1&2 57% 3 38% 4&5 5% Extensions 15% Modifications 18% Not Modified 67% Q1’25 CV (%) Q2’25 CV (%) CURRENT 93.8% 90.4% 30-59 2.1% 5.0% 60+ 4.1% 4.6% TOTAL 100.0% 100.0% ACCRUAL 96.3% 94.8% NON-ACCRUAL 3.7% 5.2% TOTAL 100.0% 100.0%

6 CRE Non-Core Portfolio Overview25 ASSET MANAGEMENT STRATEGY NON-CORE EXIT TIMELINE ($ in millions) Bridge 91% Construction 7% Fixed rate 2% LOAN PRODUCT RISK RATINGCOLLATERAL Multi-family 85% Mixed use 2% Other 13% 2 4% 3 58% 4&5 38% STRATEGY LOAN COUNT CARRY VALUE (%) Operate/develop to facilitate sale 6 13% Actively marketed for sale 21 65% Liquidation pending commencement of marketing 22 16% Modified/performing 2 6% Under contract 2 <1% Total 53 100% QTD ROLL ($ in millions) $739 $(10) $(3) $(31) $695 Beginning CV Exits REO Write- Downs Ending CV $650 $700 $750 64 loans 53 loans 2 loans 9 loans $362 $72 $67 $21 $34 $139 Aug 6 Settlements Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 and beyond $— $100 $200 $300 $400

7 Real Estate Owned Exposure # OF ASSETS CARRY VALUE OPERATE TO SELL 4 $36M SELL 16 $105M UNDER CONTRACT 8 $75M TOTAL 28 $216M Land 39% Multi-family 31% Mixed use 18% Lodging 6% Office 6% Collateral Texas 35% California 17% Colorado 12% Oregon 11% Other 25% Geography 218,038 782 3,210 (1,649) (4,267) 216,114 Beginning Balance Capitalized Cost REO acquired via foreclosure Liquidations Impairment Ending Balance 200,000 210,000 220,000 230,000 QUARTERLY REO MIGRATION (in thousands)REO DETAILS

8 Portland OR, Mixed-Use • July 2025: RC agreed to a consensual deed-in-lieu arrangement in which RC assumed ownership and control • All components of the project will continue to operate business as usual • RC will manage the project in partnership with Lincoln Property Company • RC’s ownership bolsters the prospects for future office leasing and sales of Ritz- Carlton Residences by strengthening the project’s financial and operational resources • RC’s asset management strategy is to sequentially exit the 3 components as each approach stabilization • The 35-story mixed-use project consists of three components: • Hotel: 251-key Ritz-Carlton (Trailing 12-month RevPAR through 6/30/25 was $203) • Resi Condo: 132-unit Ritz-Carlton (8% of inventory sold at an average $1,076/SF) • Commercial: ◦ 158k square feet of class-A office (23% leased) ◦ 11k square feet of retail (100% occupied)

9 Small Business Lending Portfolio Review* QTD SALES BY PROGRAM PROGRAM COUNT22 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD LARGE 1,873 1.16B 19M 1.12B 2.8% 1.74 8.9% 8.9% SMALL/MICRO 5,556 229M 14M 213M 2.7% 1.20 10.2% 10.0% USDA 9 14M — 14M —% 1.31 9.9% 9.9% WORKING CAPITAL** 184 18M — 2M 61.7% 3.90 14.0% 13.5% TOTAL 7,622 1.42B 33M 1.35B 2.8% 1.66 9.1% 9.1% COLLATERAL Retail 21% Lodging 19% Eating Place 9% Doctors 7% Other 44% PROGRAM SALES PROCEEDS % PREMIUM LARGE $72M $79M 8.9% SMALL/MICRO $49M $54M 11.3% WORKING CAPITAL $45M $49M 9.4% *Includes assets offset by guaranteed loan financing liabilities of $629 million. **Purchased as part of the Funding Circle acquisition. 57% 60+ days delinquent at the time of purchase.

$157.3 $70.6 $23.5 $28.9 $18.5 $211.9 $39.1 $99.1 $157.1 $200.4 $10.7 $173.4 $217.3 $354.8 $314.5 $343.3 $216.1 $38.5 $2.8 $2.7 $96.5 $46.4 $31.2 $41.4 $46.1 Bridge Fixed Rate/CMBS Construction Freddie Mac SBA USDA Working Capital Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 0 200 400 600 800 1,000 10 Quarterly Investment Activity $473.7M $532.1M $685.9M $784.3M $466.1M 4

11 Earnings Profile Current Pay Interest: $132M Accrued Interest: $11M Paid in Kind Interest: $1M Accretion of Discount: $9M Interest expense: ($136M) Gain on sale, net of variable costs: SBA 7(a): $11M USDA: $5M Business Loans: $3M Freddie Mac: $4M Primary/Special Servicing Fees: $6M Advances: $5M Adj of Bargain Purchase Gain: $14M Merger Expenses: $1M Balance (in thousands) Annualized ROE Contribution Recurring Revenue: Net interest income $ 17,035 3.8% Gain on sale, net of variable costs 22,650 5.1% Other recurring revenue 10,184 2.3% Total recurring revenue $ 49,869 11.1% Operating Expenses: Employee compensation & benefits $ (22,790) (5.1)% Fixed operating costs (19,738) (4.4)% Servicing expenses (10,500) (2.3)% Investment advisory fees (5,072) (1.1)% Tax 957 0.2% Total operating costs and tax $ (57,143) (12.8)% Net loss from normal operations, net of tax $ (7,274) (1.6)% Other Items included in Earnings: Realized losses $ (8,896) (2.0)% CECL & valuation allowances (44,146) (9.9)% Discontinued operations (6,559) (1.5)% Mark-to-market (5,787) (1.3)% Non-cash compensation (1,635) (0.4)% Bargain purchase gain adj net of costs (15,019) (3.4)% Other nonrecurring expenses (6,983) (1.6)% Tax 40,623 9.1% Total other items included in earnings $ (48,402) (11.0)% Net loss including dividends on preferred stock $ (55,676) (12.4)% Servicing Income: $6M Income from Unconsolidated JV's: $1M Rental Income: $1M Other Income: $2M MSR Impairment: $6M R&D Reserve: $1M

12 Operating Segment Contribution23 LMM CRE TOTAL OPERATING EXPENSES EQUITY ALLOCATION24 EPS CONTRIBUTION RECURRING REVENUE DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES12 ON ALLOCATED EQUITY DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES12 CORPORATE & OTHER SMALL BUSINESS LENDINGCORE NON-CORE & REO $6.4B / 71% $1.4B / 16% $0.8B / 9% $0.4B / 4% $9.0B / 100% 67% 22% 11% N/A 100% $0.17 $(0.17) $0.02 $(0.37) $(0.35) $0.24 $(0.11) $0.03 $(0.26) $(0.10) 8.8% (4.2)% 1.2% (8.0)% (2.2)% 7.7% (11.2)% 6.2% N/A (2.2)% $46.0M $(4.2)M $34.5M $(26.3)M $50.0M $(9.1)M $(12.9)M $(24.6)M $(10.5)M $(57.1)M AVERAGE TOTAL ASSETS ($ / %) DISTRIBUTABLE EPS BEFORE REALIZED LOSSES3

13 Book Value per Share $10.61 $(0.31) $(0.125) $0.31 $(0.04) $10.44 Q1'25 GAAP BVPS Net Income (Loss) Dividends Share Repurchases Other Q2'25 GAAP BVPS $9.00 $10.00 $11.00

14 Capitalization Debt Balance ($ in millions) Leverage Ratio PPPLF $13 0.0x Securitized Debt Obligations $1,513 0.8x Non-Recourse Secured Borrowings $2,180 1.2x Recourse Secured Borrowings $1,327 0.7x Corporate Debt $1,387 0.8x UNENCUMBERED ASSET POOL 16% 46% 13% 5% 20% Unrestricted cash Loans Servicing rights REO Other Assets HIGHLIGHTS • 1.4x unencumbered assets to unsecured debt • $1.9 billion in available warehouse borrowing capacity across 15 counterparties • Limited usage of securities repo financing at 3.3% of total debt • Collapsed two securitizations (RCMF 2022-FL9 and RCMF 2022-FL10) generating $71 million in liquidity • $50 million draw on senior secured note • Full mark-to-market liabilities and credit mark-to-market liabilities represent 45% of total debt $0.9B UNENCUMBERED ASSET POOL

APPENDIX Additional Financial Information

GAAP ROE Distributable ROE Segment Levered Yield Distributable Levered Yield Equity Allocation Q2'25 Q1'25 Q2'25 Q1'25 LMM Commercial Real Estate 5.9% 6.1% 86.2% 9.8% 10.3% 9.9% 11.1 %Small Business Lending 34.5% 34.5% 13.6 % Corporate leverage, net of non-earning assets (0.1) 0.1 (0.1) 0.6 Gross return on equity 9.7% 10.4% 9.8% 11.7 % Realized & unrealized gains, net 0.7 (0.2) 0.7 (0.2) Provision for loan losses and valuation allowance (10.8) (1.4) (1.8) (0.6) Non-recurring gains, losses and expenses (5.0) 22.8 — — Operating expenses (11.4) (11.7) (9.9) (10.6) Investment advisory fees (1.1) (1.3) (1.1) (1.3) Benefit for income taxes 8.6 1.1 0.5 0.6 Dividends on preferred stock (0.4) (0.5) (0.4) (0.5) Return on equity (before realized losses on investments, net of valuation allowance and tax) (9.7) % 19.2% (2.2) % (0.9) % Realized losses on investments, net of valuation allowance and tax (1.6) (0.8) (1.6) (3.6) Return on equity from continuing operations (11.3) % 18.4% (3.8) % (4.5) % Discontinued operations, net of taxes (1.1) (0.2) (1.1) 1.4 Return on equity (12.4) % 18.2% (4.9) % (3.1) % 16 GAAP & Distributable ROE 13 13 14 14 15 16

17 LMM CRE Loan Portfolio - Migration CONTRACTUAL STATUS (5) CORE Q3’24 Q4’24 Q1’25 Q2’25 CURRENT 94.8% 96.4% 93.8% 90.4% 30-59 DAYS PAST DUE 1.1% 1.6% 2.1% 5.0% 60+ DAYS PAST DUE 4.1% 2.0% 4.1% 4.6% NON-CORE Q3’24 Q4’24 Q1’25 Q2’25 CURRENT 75.5% 75.4% 37.3% 30.0% 30-59 DAYS PAST DUE 2.9% 0.7% —% 2.4% 60+ DAYS PAST DUE 21.6% 23.9% 62.7% 67.6% ACCRUAL STATUS (5) CORE Q3’24 Q4’24 Q1’25 Q2’25 ACCRUAL 96.8% 97.0% 96.3% 94.8% NON-ACCRUAL 3.2% 3.0% 3.7% 5.2% NON-CORE Q3’24 Q4’24 Q1’25 Q2’25 ACCRUAL 88.1% 69.3% 14.9% 11.6% NON-ACCRUAL 11.9% 30.7% 85.1% 88.4% RISK RATING (5) CORE Q3’24 Q4’24 Q1’25 Q2’25 1 & 2 71.8% 67.7% 55.0% 56.5% 3 23.3% 28.1% 37.4% 38.2% 4 3.6% 3.3% 3.5% 1.7% 5 1.3% 0.9% 4.1% 3.6% NON-CORE Q3’24 Q4’24 Q1’25 Q2’25 1 & 2 39.6% 14.3% 4.0% 2.4% 3 35.3% 27.1% 33.3% 35.8% 4 14.1% 42.7% —% 3.8% 5 11.0% 15.9% 62.7% 58.0%

Financial Snapshot *($ in thousands, except share data)*

READY CAPITAL.

Investment Type	Average Carrying Value[17]	Gross Yield[18]	Average Debt Balance	Debt Cost[19]	Levered Yield
LMM CRE	$ 7,222,267	7.3 %	$ 4,754,496	7.5 %	5.9 %
SBL	$ 764,451	21.3 %	$ 375,324	7.6 %	34.5 %
Total	**$ 7,986,718**	**8.6 %**	**$ 5,129,820**	**7.5 %**	**9.8 %**

Book Equity Value Metrics		
Common Stockholders' equity	$	1,715,740
Total Common Shares outstanding		164,326,387
Net Book Value per Common Share		$10.44

Loan Portfolio Metrics	
% Fixed vs Floating Rate	17% / 83%
% Originated vs Acquired	86% / 14%
Weighted Average LTV - LMM CRE[20]	81%
Weighted Average LTV - SBL[20]	107%

Q2 2025 Earnings Data Metrics	
Net loss from continuing ops | Distributable loss before realized losses | Distributable loss	$(48,751) | $(12,704) | $(19,792)
EPS - continuing operations - Basic and diluted	$(0.31) | $(0.31)
Distributable EPS - Basic and diluted	$(0.14) | $(0.14)
Distributable EPS before realized losses - Basic and diluted	$(0.10) | $(0.10)
ROE continuing ops per Common Share	(11.3)%
Distributable ROE per Common Share	(4.9)%
Distributable ROE continuing ops before realized losses per Common Share	(2.2)%
Dividend Yield[21]	11.4 %

Servicing Portfolio Metrics		
SBA - UPB	$	1,923,901
SBA - carrying value	$	39,193
Multi-family - UPB	$	6,313,901
Multi-family - carrying value	$	64,627
USDA - UPB	$	604,505
USDA - carrying value	$	16,404
Small business loans - UPB	$	454,892
Small business loans - carrying value	$	4,059

18

Balance Sheet by Quarter

(in thousands)		6/30/2024		9/30/2024		12/31/2024		3/31/2025		6/30/2025
Assets										
Cash and cash equivalents	$	226,286	$	181,315	$	143,803	$	205,917	$	162,935
Restricted cash		29,971		31,331		30,560		39,603		56,769
Loans, net		3,444,879		3,555,928		3,378,149		4,354,017		5,066,694
Loans, held for sale		532,511		320,082		241,626		528,726		632,784
Mortgage-backed securities		30,174		30,780		31,006		31,415		32,310
Investment in unconsolidated joint ventures		134,602		146,397		161,561		170,920		169,369
Derivative instruments		14,382		11,032		7,963		6,907		5,754
Servicing rights		119,768		127,989		128,440		129,814		124,283
Real estate owned, held for sale		187,883		166,697		193,437		199,910		199,790
Other assets		379,413		412,238		362,486		399,702		462,711
Assets of consolidated VIEs		6,250,570		5,794,720		5,175,295		3,723,738		2,395,398
Assets held for sale		423,894		474,535		287,595		185,782		—
Total Assets	**$**	**11,774,333**	**$**	**11,253,044**	**$**	**10,141,921**	**$**	**9,976,451**	**$**	**9,308,797**
Liabilities										
Secured borrowings		2,311,969		2,184,280		2,035,176		2,713,415		3,506,670
Securitized debt obligations of consolidated VIEs, net		4,407,241		3,960,185		3,580,513		2,574,139		1,513,297
Senior secured notes and Corporate debt, net		1,184,311		1,206,159		1,333,112		1,488,666		1,387,029
Guaranteed loan financing		782,345		742,631		691,118		668,847		629,380
Contingent consideration		3,926		2,007		573		15,982		17,189
Derivative instruments		2,638		2,085		352		575		1,986
Dividends payable		53,119		44,602		43,168		23,929		22,917
Loan participations sold		89,532		99,737		95,578		98,128		101,863
Due to third parties		1,995		1,239		1,442		1,071		9,791
Accounts payable and other accrued liabilities		204,766		279,014		188,051		185,533		184,652
Liabilities held for sale		332,265		392,697		228,735		156,614		—
Total Liabilities	**$**	**9,374,107**	**$**	**8,914,636**	**$**	**8,197,818**	**$**	**7,926,899**	**$**	**7,374,774**
Preferred stock Series C		8,361		8,361		8,361		8,361		8,361
Stockholders' Equity										
Preferred stock		111,378		111,378		111,378		111,378		111,378
Common stock		17		17		17		17		17
Additional paid-in capital		2,287,684		2,292,229		2,250,291		2,302,101		2,267,540
Retained deficit		(92,319)		(146,003)		(505,089)		(450,276)		(528,524)
Accumulated other comprehensive loss		(13,880)		(24,232)		(18,552)		(21,673)		(23,293)
Total Ready Capital Corporation equity		2,292,880		2,233,389		1,838,045		1,941,547		1,827,118
Non-controlling interests		98,985		96,658		97,697		99,644		98,544
Total Stockholders' Equity	**$**	**2,391,865**	**$**	**2,330,047**	**$**	**1,935,742**	**$**	**2,041,191**	**$**	**1,925,662**
Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity	**$**	**11,774,333**	**$**	**11,253,044**	**$**	**10,141,921**	**$**	**9,976,451**	**$**	**9,308,797**
Book Value per Share	**$**	**12.97**	**$**	**12.59**	**$**	**10.61**	**$**	**10.61**	**$**	**10.44**

19

Statement of Operations by Quarter

READY CAPITAL.

(In thousands, except share data)		Q2 2024		Q3 2024		Q4 2024		Q1 2025		Q2 2025
Interest income	$	234,119	$	226,537	$	203,965	$	154,967	$	152,735
Interest expense		(183,167)		(175,572)		(153,911)		(140,466)		(135,837)
Net interest income before (provision for) recovery of loan losses	**$**	**50,952**	**$**	**50,965**	**$**	**50,054**	**$**	**14,501**	**$**	**16,898**
Recovery of (provision for) loan losses		18,871		(53,166)		(285,008)		109,568		(8,640)
Net interest income after (provision for) recovery of loan losses	**$**	**69,823**	**$**	**(2,201)**	**$**	**(234,954)**	**$**	**124,069**	**$**	**8,258**
Non-interest income										
Net realized gain (loss) on financial instruments and real estate owned		7,250		(69,184)		(10,934)		10,669		18,214
Net unrealized gain (loss) on financial instruments		(1,357)		(1,241)		(17,025)		(1,750)		(1,614)
Valuation allowance, loans held for sale		(80,987)		71,060		31,229		(99,718)		(39,746)
Servicing income, net of amortization and impairment		3,271		5,415		4,112		6,456		(304)
Income (loss) on unconsolidated joint ventures		1,139		3,214		6,065		(3,982)		(144)
Gain (loss) on bargain purchase		(18,306)		32,165		—		102,471		(14,381)
Other income		6,597		14,823		13,557		11,590		11,304
Total non-interest income (expense)	**$**	**(82,393)**	**$**	**56,252**	**$**	**27,004**	**$**	**25,736**	**$**	**(26,671)**
Non-interest expense										
Employee compensation and benefits	$	(17,799)	$	(22,989)	$	(23,320)	$	(21,254)	$	(23,159)
Allocated employee compensation and benefits from related party		(3,000)		(2,537)		(3,350)		(3,276)		(3,600)
Professional fees		(6,033)		(6,232)		(7,557)		(5,488)		(6,368)
Management fees – related party		(6,198)		(6,498)		(5,518)		(5,577)		(5,072)
Loan servicing expense		(11,012)		(10,101)		(12,749)		(15,844)		(11,038)
Transaction related expenses		(1,592)		(2,998)		(4,878)		(2,694)		(639)
Impairment on real estate		(9,130)		(525)		(29,876)		(2,346)		(4,268)
Other operating expenses		(12,672)		(18,048)		(19,637)		(16,123)		(16,133)
Total non-interest expense	**$**	**(67,436)**	**$**	**(69,928)**	**$**	**(106,885)**	**$**	**(72,602)**	**$**	**(70,277)**
Income (loss) from continuing operations before benefit (provision) for income taxes	$	(80,006)	$	(15,877)	$	(314,835)	$	77,203	$	(88,690)
Income tax benefit (provision)		48,579		8,404		17,318		5,207		39,939
Net income (loss) from continuing operations	**$**	**(31,427)**	**$**	**(7,473)**	**$**	**(297,517)**	**$**	**82,410**	**$**	**(48,751)**
Discontinued operations										
Income (loss) from discontinued operations before benefit (provision) for income taxes	$	(3,699)	$	258	$	(22,978)	$	(594)	$	(6,567)
Income tax benefit (provision)		925		(64)		5,744		149		1,641
Net income (loss) from discontinued operations	**$**	**(2,774)**	**$**	**194**	**$**	**(17,234)**	**$**	**(445)**	**$**	**(4,926)**
Net income (loss)	**$**	**(34,201)**	**$**	**(7,279)**	**$**	**(314,751)**	**$**	**81,965**	**$**	**(53,677)**
Less: Dividends on preferred stock		1,999		1,999		1,999		1,999		1,999
Less: Net income attributable to non-controlling interest		1,820		2,031		1,389		2,460		1,814
Net income (loss) attributable to Ready Capital Corporation	**$**	**(38,020)**	**$**	**(11,309)**	**$**	**(318,139)**	**$**	**77,506**	**$**	**(57,490)**
Earnings per common share from continuing operations - basic	**$**	**(0.21)**	**$**	**(0.07)**	**$**	**(1.80)**	**$**	**0.47**	**$**	**(0.31)**
Earnings per common share from discontinued operations - basic	**$**	**(0.02)**	**$**	**0.00**	**$**	**(0.10)**	**$**	**0.00**	**$**	**(0.03)**
Earnings per common share from continuing operations - diluted	**$**	**(0.21)**	**$**	**(0.07)**	**$**	**(1.80)**	**$**	**0.46**	**$**	**(0.31)**
Earnings per common share from discontinued operations - diluted	**$**	**(0.02)**	**$**	**0.00**	**$**	**(0.10)**	**$**	**0.00**	**$**	**(0.03)**
Weighted-average shares outstanding - Basic		168,653,741		168,335,483		167,434,683		165,166,276		167,749,917
Weighted-average shares outstanding - Diluted		169,863,975		169,509,208		168,845,426		167,723,519		170,673,088
Dividends declared per share of common stock	**$**	**0.30**	**$**	**0.25**	**$**	**0.25**	**$**	**0.125**	**$**	**0.125**

20

Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

(In thousands, except share data)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Net Income (loss)	**$ (34,201)**	**$ (7,279)**	**$ (314,751)**	**$ 81,965**	**$ (53,677)**
Reconciling items:					
Unrealized (gain) loss on MSR - discontinued operations	$ 7,219	$ —	$ 33,175	$ 8,952	$ —
Unrealized (gain) loss on joint ventures	(626)	2,173	(5,015)	5,639	1,019
Increase (decrease) in CECL reserve	(24,574)	52,442	277,277	(112,127)	487
Increase (decrease) in valuation allowance	80,987	(71,060)	(31,229)	99,718	39,746
Non-recurring REO impairment	8,474	525	31,175	2,346	4,418
Non-cash compensation	1,891	1,916	2,826	1,785	1,634
Unrealized (gain) loss on preferred equity, at fair value	—	—	15,613	—	(4,227)
Merger transaction costs and other non-recurring expenses	4,852	4,070	6,579	2,993	12,115
Bargain purchase (gain) loss	18,306	(32,165)	—	(102,471)	14,381
Realized losses on sale of investments	22,355	109,675	51,688	20,084	8,896
Total reconciling items	$ 118,884	$ 67,576	$ 382,089	$ (73,081)	$ 78,469
Income tax adjustments	(47,799)	$ (13,739)	$ (22,825)	$ (4,744)	$ (37,496)
Distributable earnings before realized losses	**$ 36,884**	**$ 46,558**	**$ 44,513**	**$ 4,140**	**$ (12,704)**
Realized losses on sale of investments, net of tax	(20,253)	(89,072)	(44,246)	(15,524)	(7,088)
Distributable earnings	**$ 16,631**	**$ (42,514)**	**$ 267**	**$ (11,384)**	**$ (19,792)**
Less: Distributable earnings attributable to non-controlling interests	$ 2,206	$ 1,766	$ 3,113	$ 1,985	$ 1,990
Less: Income attributable to participating shares	302	242	249	229	215
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Distributable earnings attributable to Common Stockholders	**$ 12,124**	**$ (46,521)**	**$ (5,094)**	**$ (15,597)**	**$ (23,996)**
Distributable earnings before realized losses on investments, net of tax per common share - basic	**$ 0.19**	**$ 0.25**	**$ 0.23**	**$ 0.00**	**$ (0.10)**
Distributable earnings per common share - basic	**$ 0.07**	**$ (0.28)**	**$ (0.03)**	**$ (0.09)**	**$ (0.14)**
Weighted average common shares outstanding	**168,653,741**	**168,335,483**	**167,434,683**	**165,166,276**	**167,749,917**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs from discontinued operations
iv) any unrealized change in current expected credit loss reserve and valuation allowances
v) any unrealized gains or losses on de-designated cash flow hedges
vi) any unrealized gains or losses on foreign exchange hedges
vii) any unrealized gains or losses on certain unconsolidated joint ventures
viii) any non-cash compensation expense related to stock-based incentive plan
ix) any unrealized gains or losses on preferred equity, at fair value
x) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

21

22 Loan Portfolio – Risk Rating Criteria BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

23 Footnotes 1 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $2.0 million 2 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $2.0 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 . Before income attributable to participating shares of $2.2 million, non-controlling interest of $2.0 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 . Represents fully committed amounts 5 . Calculated based on carrying value 6 . Recourse leverage ratio excludes $2.2 billion of secured borrowings that are non-recourse to the Company 7 . Before income attributable to participating shares of $4.4 million and non-controlling interest of $3.9 million 8 . Before income attributable to participating shares of $4.4 million and non-controlling interest of $3.9 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 9 . Before income attributable to participating shares of $4.4 million, non-controlling interest of $3.9 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 10 . Excludes joint venture investments and preferred equity investments 11 . Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 12 . Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 13 . Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 14 . GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the “Distributable Earnings Reconciliation” slide. 15 . Non-recurring gains, losses and expenses before applicable tax expenses. 16 . Consists of charge-offs and losses on sales of real estate owned assets and LMM loans. 17 . Average carrying value includes average quarterly carrying value of loan and servicing asset balances. 18 . Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 19 . The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization on an annualized basis. 20 . Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 21 . Q2 dividend yield for the period is based on the 6/30/2025 closing share price of $4.37. 22 . Includes the loans which are offset by $629M of guaranteed loan financings 23 . Respective balances are based on quarterly averages 24 . Corporate debt is allocated for purposes of determining equity allocation 25 . Excludes Portland, OR Mixed-Use property